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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 22, 1998


                            JDA Software Group, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                    0-27876                   86-0787377
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)


11811 North Tatum Blvd., Suite 2000, Phoenix, Arizona              85028
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   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (602) 404-5500



          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

      The Registrant announced the resignation of Crawford L. Cole as a member of the Board of Directors of Registrant. In addition, Registrant announced the appointment of William C. Keiper as a member of the Board of Directors of Registrant. The Registrant's press release announcing the resignation and appointment is attached as Exhibit 99.1 to this report. Mr. Keiper will assume Mr. Cole's seat as a Class I director, and will serve until the Company's 2000 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Not Applicable.

      (b)   Pro forma financial information.

            Not Applicable

      (c)   Exhibits.

      Exhibit No.                     Description
      -----------                     -----------
      99.1                Press Release dated April 23, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JDA Software Group, Inc.




Date:  April 23, 1998                     By: /s/ Kristen L. Magnuson
                                              __________________________________
                                              Kristen L. Magnuson
                                              Vice President, Chief Financial
                                              Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX

      Exhibit No.                     Description
      -----------                     -----------
      99.1                Press Release dated April 23, 1998.


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